

INVESTORS PRESENTATION

June 2022

FORWARD LOOKING STATEMENTS

This presentation of The Singing Machine, Inc. (the "Company") contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act and other securities law. Words such as "expects", "intends", "plans", "believes", "seeks", "estimates", and similar expressions or variations of such words are intended to identify forward-looking statements. Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, (i) projected financial performance of the Company; (ii) completion of, and the use of proceeds from, the sale of the shares being offered by the Company; (iii) the expected development of the Company's business, projects, and joint ventures; (iv) execution of the Company's vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company's projects; (vi) completion of the Company's projects that are currently underway, in development or otherwise under consideration; (vi) renewal of the Company's current customer, supplier and other material agreements; and (vii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management's beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date the statements are made. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company's reports filed from time to time with the Securities and Exchange Commission (the "SEC"), including, but not limited to, the risks detailed in the Company's Registration Statement on Form S-1 (File No. 333-264277).

The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.



COMPANY SNAPSHOT

YEAR FOUNDED	**1982**	Worldwide leader in consumer karaoke products. Established brand in market since 1982
REVENUE	**$50M+**	North American market leader with proven, long-standing retail partnerships
NUMBER OF PRODUCTS	**25+**	Distributes 25+ SKUs at prices from $10 to $300 Amazon, Best Buy, BJ's, Costco, Sam's Club, Target, Wal-Mart
PUBLIC COMPANY	**MICS**	Newly listed on NASDAQ

INVESTMENT HIGHLIGHTS

WALMART ELECTRONICS DISTRIBUTION

NEW

- Key topline growth driver starting May 2022.
- New distribution to Walmart Consumer Electronics Dept. to set **~3,200 stores** with 4-foot karaoke section.

RECURRING REVENUE

- EBITDA accelerator.
- New content subscription business, in partnership with The Stingray Group.
- **85-90% EBITDA** margin.

#1 BRAND IN HOME KARAOKE

- Singing Machine is the dominant leader in an evergreen category.
- Products carried in over 25,000 retail locations.
- Strong pipelines to all major retailers for distribution.

STRONG BALANCE SHEET

- Access to non-dilutive capital through asset-based lending lines of credit.

DEEP RETAIL PARTNERSHIP

- Available in over 25,000 stores nationwide.
- Over 75,000 linear feet of shelf space representation in North America (our moat around the business)
- Exclusive, year-round karaoke supplier
- Products available in over 10 countries world-wide.



$159.98
$44.98
singing machine



DEALS FOR DAYS
$39
$10



Turn any car into a Carpool KARAOKE experience
Carpool KARAOKE THE MIC



fiesta voice

World Class Retail Partnerships:

amazon

Walmart

TARGET

COSTCO WHOLESALE

Sam's CLUB

BJ's

DISTRIBUTION TERRITORIES



STRONG DISTRIBUTION
EMERGING TERRITORY WITH LIMITED DISTRIBUTION
PROMISING MARKET FOR EXPANSION
NORTH AMERICA
UK
NORDIC COUNTRIES
EUROPE
SOUTH AMERICA
CHINA
JAPAN
KOREA
INDIA
AUSTRALIA

PRODUCT OVERVIEW

1M

Over 1 Million karaoke machines sold in 2021!



Streaming NEW

- Flagship product line with integrated access to content subscriptions.



Casting NEW

- SingCast technology to facilitate higher engagement with karaoke content in our app.



Traditional

- Dominant retail presence.
- High fun, high value product line.
- Low-tech.



Kids

- Emerging category captures new, younger demographic.
- Access to more retail shelf space.

Singing Machine Karaoke App

Over 100,000 new and popular fully licensed karaoke hits !


1:49
Search
Singing Machine Karaoke
Creating Joy Through Mu...
1.6K RATINGS
4.4
AGE
12+
Years Old
CATEGORY
Music
DEVELO
Stingray
What's New
Version 4.6.3
Version History
3mo ago
We've fixed a bug. Please update to enjoy singing karaoke with the mobile app and your Singing Machine.
more
Preview
AD-FREE SONGS
WITH SUBSCRIPTION

MUSIC CONTENT SUBSCRIPTION MODEL

STRATEGIC PARTNERSHIP

STINGRAY

Leading media & technology company & content partner. Large shareholder with Board seat representation.

RECURRING REVENUE

App & integrated music services are recurring revenue subscription plans.

Monthly:	$14.99
Quarterly:	$24.99
Annual:	$79.99

MARGINS

Music Content Subscription margins: 85-90%

Hardware margins: 25-30%

Music content 3x more profitable than hardware sale.

STREAMING & CASTING SERIES


MUSIC
CATALOG
COME SING YOUR
HEART OUT
YOU NEED TO
BREAK OUT
HDMI
streaming
singcast
technology

GROWTH CATALYSTS

EXPANSION INTO WALMART ELECTRONICS

- New distribution into ~3,200 stores nationwide this May 2022 with 4-foot karaoke section.
- Walmart CE selected 8 new karaoke models.
- Assortment has higher price point karaoke products with more technology to support content subscriptions.

RECURRING SUBSCRIPTION REVENUE

- Company shift in focus to technology and content-based subscription model.
- EBITDA accelerator.
- 85-90% EBITDA margin.

NEW PARTNERSHIPS

- Singing Machine working with premier partners to expand the reach of karaoke entertainment to more platforms.

THE TEAM



GARY ATKINSON
CEO & Director

14 years experience karaoke, toy and consumer electronics. Consistent track record of growth and profits.
Licensed Attorney in Florida and Georgia.
JD/MBA, Case Western Reserve University.
BA Economics, University of Rochester.



BERNARDO MELO
CHIEF REVENUE OFFICER

18 years experience in karaoke field and consumer electronics.
Personal relationships with Buyers at every major big box retailer.
Responsible for double-digit sales growth per year between FY2011-2015



LIONEL MARQUIS
CFO

30 years experience in distribution and manufacturing companies in South Florida.
15 years experience with public accounting, preparing SEC quarterly and yearly documents.
Certified Public Accountant in Florida

THE BOARD

JAY FOREMAN
Founder & CEO, Basic Fun!
Leading Toy Company, makers of Tonka™ trucks, Carebears™, K'Nex™, and Playhut™

MATHIEU PELOQUIN
SVP Communications, The Stingray Group, Inc.
Leading Technology & Content Company and key strategic partner

JOSEPH KLING
Toy Veteran and former CEO of Viewmaster

HARVEY JUDKOWITZ
CPA, former CEO & Chairman of UniPro Financial Services

FINANCIALS

	NET SALES	MARGIN	EBITDA
FY19	$46.50M	25.1%	$1.3M
FY20	$38.50M	21.0%	-$3.5M
FY21	$45.80M	26.8%	$2.6M

Proven track-record of success: EBITDA profitable in 9 out of last 10 years.

Growth: Expanded sales 3x over last 10 years, after accounting for loss of Toys R' Us.



$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
($10.00)
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
FY19
FY20
FY21
NET SALES
EBITDA
GROSS MARGIN



CAPITALIZATION TABLE

SHARES OUTSTANDING	2,782,321
WARRANTS	1,155,556
PRE-FUNDED WARRANTS	-
AUTHORIZED UNDER 2022 EQUITY PLAN	233,334
TOTAL OPTIONS OUTSTANDING CURRENT	53,667

Approximate Market Cap: $8-9M
Fully diluted Market Cap: $11-12M

*at closing price 6/1/2022

KEY TAKEAWAYS

WORLD-CLASS DISTRIBUTION CHANNELS

Extensive pipelines already built to all major retailers and e-commerce platforms

KEY STRATEGIC PARTNERSHIPS

Digital content support and technology supported by lead strategic investor, The Stingray Group, Inc.

MARKET DOMINATING BRAND

For 40 years, Singing Machine has dominated the home karaoke category

VETERAN TEAM

Combined 45 years of leadership and experience in retail and product design.



singing machine®

The Singing Machine Company

6301 NW 5th Way Suite 2900
Fort Lauderdale, FL 33309
United States